DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 4/30/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 5/31/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

4/1/2016 to 4/30/2016 Month 4-16

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 89,329	19,596,325	34,469	-	308	4,622,258	308	11,119	1,009	881	356,592	-	-	-	24,712,599 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	1,472,720	-	-	-	-	-	-	-	-	1,472,720
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	270,000	-	-	-	-	-	-	-	-	-	-	-	270,000 [2]
Miscellaneous	-	539,674	735	-	-	-	-	-	-	-	-	-	-	-	540,409
Total Cash Receipts	$ 0	539,674	270,735	-	0	1,472,720	0	0	-	-	-	-	-	-	2,283,128
3. Cash Disbursements															
Operations	(2,424)	(217,005)	(273,348)	-	(208)	(677,103)	(208)	(2,685)	(350)	(174)	(374)	-	-	-	(1,173,880)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(2,994)	(478,703)	(6,500)	-	-	(63,556)	-	(5,200)	(325)	(325)	(325)	-	-	-	(557,928)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(270,000)	-	-	-	-	-	-	-	-	-	-	-	-	(270,000) [2]
Total Cash Disbursements	$ (5,419)	(965,708)	(279,848)	-	(208)	(740,659)	(208)	(7,885)	(675)	(499)	(699)	-	-	-	(2,001,809)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(5,419)	(426,034)	(9,113)	-	(208)	732,061	(208)	(7,885)	(675)	(499)	(699)	-	-	-	281,320
5 Ending Cash Balance (to Form 2-C)	$ 83,910	19,170,291	25,356	-	100	5,354,319	100	3,235	334	382	355,894	-	-	-	24,993,919

CASH BALANCE SUMMARY

	Financial Institution	Balance 30-Apr-16
MDW Corp	TD Canada Trust (CAD)	$ 83,910 [4]
Midway Gold US	Wells Fargo N.A.	19,170,291
Midway Services Company	Wells Fargo N.A.	25,356
Nevada Talon	Wells Fargo N.A.	382
Realty	Wells Fargo N.A.	355,894
RR Exploration	Wells Fargo N.A.	334
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	5,354,319
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	3,235
		$ 24,994,482 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USDs. Canadian dollar equivalent is $30,164.27
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 4/30/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	20,899,842	-	-	-	-	-	-	-	-	20,899,842
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	356,244	-	-	-	25,356,244
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		434,818	5,171,588	3,850,000	-	5,019,208	404,872	712,208	712,000	141,500	49,000	6,500	-	-	-	16,501,695 [2]
Miscellaneous		47,659	668,223	54,670	-	-	474,495	-	-	-	-	-	-	-	-	1,245,047
Total Cash Receipts	$	482,477	30,839,812	3,904,670	-	5,019,208	21,779,209	712,208	712,000	141,500	49,000	362,744	-	-	-	64,002,828
3. Cash Disbursements																
Operations		(277,643)	(1,519,892)	(3,942,502)	-	(208)	(10,149,806)	(208)	(690,916)	(143,949)	(47,912)	(8,480)	-	-	-	(16,781,518)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(185,908)	(5,007,559)	(21,450)	-	-	(1,270,146)	-	(21,343)	(1,950)	(1,625)	(1,300)	-	-	-	(6,511,282)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(5,156,581)	-	-	(5,019,000)	(5,424,081)	(712,000)	-	-	-	-	-	-	-	(16,506,950) [2]
Total Cash Disbursements	$	(679,014)	(11,684,032)	(3,963,952)	-	(5,019,208)	(16,844,034)	(712,208)	(712,259)	(145,899)	(49,537)	(9,780)	-	-	-	(39,819,923)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(196,537)	19,155,780	(59,282)	-	-	4,935,176	-	(259)	(4,399)	(537)	352,964	-	-	-	24,182,905
6 Ending Cash Balance (to Form 2-C)	$	83,910	19,170,291	25,356	-	100	5,354,319	100	3,235	334	382	355,894	-	-	-	24,993,919

CASH BALANCE SUMMARY	Financial Institution	Book Balance 30-Apr-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 83,910 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	19,170,291	14,511
Midway Services Company	Wells Fargo N.A.	25,356	84,638
Nevada Talon	Wells Fargo N.A.	382	919
Realty	Wells Fargo N.A.	355,894	2,930
RR Exploration	Wells Fargo N.A.	334	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Wells Fargo N.A.	5,354,319	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	3,235	3,494
		$ 24,994,482 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $30,164.27
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

4/1/2016 to 4/30/2016 Month 4-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(965,708)	(270,000)	(695,708)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(5,419)	-	(5,419)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(208)	-	(208)
15-16839	RR Exploration	One Wells Fargo	(675)	-	(675)
15-16840	Midway Services Co.	One Wells Fargo	(279,848)	-	(279,848)
15-16841	Nevada Talon, LLC	One Wells Fargo	(499)	-	(499)
15-16842	MDW Pan Holding	One Wells Fargo	(208)	-	(208)
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(740,659)	-	(740,659) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(7,885)	-	(7,885)
15-16845	Midway Gold Realty	One Wells Fargo	(699)	-	(699)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(2,001,809)	(270,000)	(1,731,809)

DEBTOR(S): Midway Gold US Inc.   CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2016 to 4/30/2016

CASH RECEIPTS DETAIL   Account No: Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
4/5/2016	TCG Global Rent	2	Miscellaneous		7,872.25
4/28/2016	GRP Minerals LLC Deposit	2	Miscellaneous		500,000.00
4/29/2016	Blue Radio Rent	2	Miscellaneous		6,800.63
4/29/2016	Additional Stalking Horse Deposit	2	Miscellaneous		25,000.00
4/29/2016	Wells Fargo Bank	2	Miscellaneous		1.27
4/11/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		165,000.00
4/25/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		105,000.00
4/25/2016	COBRA Deposit	16	Miscellaneous		734.79
4/18/2016	Metalor	19	Sales		62,800.00
4/20/2016	Metalor	19	Sales		79,395.92
4/4/2016	Metalor	19	Sales		155,673.60
4/18/2016	Metalor	19	Sales		301,218.00
4/11/2016	Metalor	19	Sales		385,592.00
4/27/2016	Metalor	19	Sales		488,040.00
			Total Sales	$	1,472,719.52
			Total Intercompany Transfers	$	270,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	540,408.94
			Total Cash Receipts	$	**2,283,128.46** [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 4/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	4/1/2016	919	Computershare	$	-948.89
21	4/5/2016	Fees	TD Bank	$	-12.93
21	4/8/2016	920	Blender Media	$	-346.10
21	4/8/2016	921	Borden Ladner Gervais	$	-420.47
21	4/15/2016	922	DLA Piper Canada	$	-1,730.94
21	4/15/2016	923	Miller Thompson	$	-248.39
21	4/22/2016	924	Computershare	$	-868.15
21	4/22/2016	925	DLA Piper Canada	$	-842.81
2	4/1/2016	6244	Barbarich Property Management	$	-175.00
2	4/1/2016	6246	Fed Ex	$	-18.25
2	4/1/2016	6247	NV Energy	$	-138.18
2	4/1/2016	6250	Verizon Wireless	$	-657.27
2	4/1/2016	6248	Pitney Bowes	$	-119.61
2	4/1/2016	6245	Century Link	$	-197.00
2	4/1/2016	6249	Top Gun Recruiting Partners	$	-1,275.00
2	4/1/2016	145058	Teresa Gustine	$	-1,000.00
2	4/1/2016	145055	Bret McDermott	$	-37.50
2	4/1/2016	145054	Angel Lyons	$	-2,500.00
2	4/1/2016	145053	ARTIS HRA Inverness	$	-27,686.66
2	4/1/2016	145056	Certent Inc	$	-4,914.96
2	4/1/2016	145057	Firmex Corp	$	-950.00
2	4/1/2016	145059	US Bank Corporate Payment	$	-845.91
2	4/1/2016	145060	All Copy Products - PA	$	-621.30
2	4/8/2016	6254	Tonopah Public Utilities	$	-36.55
2	4/8/2016	6253	Pure Water Dynamics Inc	$	-105.84
2	4/8/2016	6251	KPMG LLP	$	-52,500.00
2	4/8/2016	6252	Nevada Mining Association	$	-10,000.00
2	4/8/2016	145065	Teresa Gustine	$	-1,000.00
2	4/8/2016	145064	James Wilbourn	$	-57.98
2	4/8/2016	145061	All Copy Products - Denver	$	-1,116.90
2	4/8/2016	145063	ISC dba Venture Tech	$	-9,290.22
2	4/8/2016	145062	Grow Resources	$	-2,000.00
2	4/8/2016	6255	Frank Yu	$	-5,500.00
2	4/8/2016	6256	Martin Hale	$	-4,750.00
2	4/8/2016	6257	Matthew Goldfarb	$	-5,000.00
2	4/8/2016	6258	Richard Sawchak	$	-7,250.00
2	4/8/2016	6259	Trey Anderson	$	-3,500.00
2	4/11/2016	transfer	Wells Fargo	$	-165,000.00
2	4/15/2016	145084	Centri Business Consulting	$	-737.50

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	4/15/2016	145085	EPIQ Systems	$	-26,804.11
2	4/15/2016	6260	Fed Ex	$	-44.00
2	4/15/2016	6261	Iron Mountain	$	-24.00
2	4/15/2016	6262	Lexis Nexis	$	-444.53
2	4/15/2016	6263	Parr Brown Gee & Loveless	$	-816.50
2	4/15/2016	145086	Teresa Gustine	$	-1,025.00
2	4/15/2016	6264	Top Gun Recruiting Partners	$	-1,054.00
2	4/22/2016	145099	Firmex Corp	$	-950.00
2	4/22/2016	145100	Grow Resources	$	-1,000.00
2	4/22/2016	145101	Microsoft	$	-1,200.00
2	4/22/2016	6265	Suburban Propane	$	-26.31
2	4/22/2016	145102	Teresa Gustine	$	-900.00
2	4/22/2016	160023	Squire Patton Boggs	$	-181,509.48
2	4/22/2016	160024	Sender Wasserman	$	-16,014.38
2	4/22/2016	160025	FTI Consulting	$	-65,218.84
2	4/22/2016	160026	Moelis	$	-97,131.38
2	4/22/2016	160027	Cooley	$	-78,666.36
2	4/22/2016	160028	Gavin/Solmonese	$	-1,333.64
2	4/25/2016	Fees	Wells Fargo	$	-1,004.77
2	4/25/2016	transfer	Wells Fargo	$	-105,000.00
2	4/29/2016	6268	Mt Wheeler Power	$	-60.75
2	4/29/2016	6276	US Bank Equipment Finance	$	-225.78
2	4/29/2016	6267	Marsh	$	-57,495.00
2	4/29/2016	6266	Barbarich Property Management	$	-175.00
2	4/29/2016	6269	NV Energy	$	-146.40
2	4/29/2016	6270	US Trustee	$	-9,750.00
2	4/29/2016	6272	US Trustee	$	-325.00
2	4/29/2016	6273	US Trustee	$	-325.00
2	4/29/2016	6274	US Trustee	$	-325.00
2	4/29/2016	6275	US Trustee	$	-975.00
2	4/29/2016	6271	US Trustee	$	-325.00
2	4/29/2016	145120	Teresa Gustine	$	-1,050.00
2	4/29/2016	145117	Angel Lyons	$	-2,500.00
2	4/29/2016	145121	US Bank Corporate Payment	$	-1,442.06
2	4/29/2016	145119	Spillman Technology	$	-120.00
2	4/29/2016	145116	All Copy Products - Denver	$	-340.06
2	4/29/2016	145115	All Copy Products - PA	$	-899.51
2	4/29/2016	145118	Offices for Less	$	-50.00
2	4/28/2016	Fees	Wire Service Charge	$	-15.00
2	4/29/2016	Fees	Wire Service Charge	$	-15.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
5	4/8/2016	1061	Keystate Corporate Management	$	-125.00
5	4/29/2016	1063	US Trustee	$	-325.00
5	4/29/2016	1062	Keystate Corporate Management	$	-49.00
9	4/8/2016	145066	City of Ely	$	-77.26
9	4/29/2016	2111	Mt Wheeler Power	$	-88.15
9	4/29/2016	2110	C T Corporation	$	-208.45
9	4/29/2016	2112	US Trustee	$	-325.00
10	4/8/2016	3435	Keystate Corporate Management	$	-350.00
10	4/29/2016	3436	US Trustee	$	-325.00
14	4/1/2016	1001	CT Corp	$	-208.45
15	4/1/2016	1001	CT Corp	$	-208.45
16	4/4/2016	160025	Principal	$	-16,125.51
16	4/5/2016	EFT	Rocky Mountain Reserve	$	-720.37
16	4/11/2016	10116	Garnishment	$	-424.92
16	4/11/2016	10117	Garnishment	$	-424.92
16	4/12/2016	Payroll	Paycom	$	-61,060.14
16	4/12/2016	Payroll	Paycom	$	-41,950.78
16	4/12/2016	Payroll	Paycom	$	-548.43
16	4/15/2016	1080	C T Corporation	$	-177.60
16	4/15/2016	160027	Allstate	$	-179.08
16	4/18/2016	160028	Principal	$	-15,659.46
16	4/19/2016	160029	Rocky Mountain Reserve	$	-720.37
16	4/19/2016	160030	Rocky Mountain Reserve	$	-103.00
16	4/20/2016	160031	Cigna	$	-22,702.37
16	4/22/2016	1081	Metlife	$	-5,153.01
16	4/22/2016	160032	Principal	$	-1,753.23
16	4/26/2016	Payroll	Paycom	$	-61,461.22
16	4/26/2016	Payroll	Paycom	$	-43,098.75
16	4/26/2016	Payroll	Paycom	$	-548.43
16	4/29/2016	1082	US Trustee	$	-6,500.00
16	4/29/2016	EFT	Vision Service Plan	$	-536.16
19	4/1/2016	145050	Stine Consulting	$	-23,400.00
19	4/1/2016	145049	RPA Advisors	$	-16,155.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	4/1/2016	2818	Marsh Insurance	$	-14,225.00
19	4/1/2016	145052	US Bank Corp	$	-12,869.43
19	4/1/2016	145044	Andy Kaczmarek	$	-12,677.66
19	4/1/2016	145042	American Assay Labs	$	-10,000.00
19	4/1/2016	2820	Suburban Propane	$	-8,000.00
19	4/1/2016	145048	Lynn Greenman	$	-5,000.00
19	4/1/2016	145043	Andrea Gill	$	-4,571.20
19	4/1/2016	145046	Jeffery Snyder	$	-3,212.55
19	4/1/2016	145045	Gust Electric	$	-2,738.91
19	4/1/2016	2819	Sanitary Septic Service	$	-2,430.40
19	4/1/2016	2821	Western Oilfields Supply Co.	$	-2,258.27
19	4/1/2016	145047	Luskin, Stern, Eisler	$	-1,800.00
19	4/1/2016	2817	C T Corp	$	-416.90
19	4/1/2016	145051	Thomas Robison	$	-153.98
19	4/6/2016	1600037	US Bank Corp	$	-25,000.00
19	4/6/2016	160038	SPX Flow Technology Systems	$	-749.00
19	4/7/2016	145082	Eastern NV Land	$	-41,259.41
19	4/7/2016	145067	Alternative Maintenance Solutions LLC	$	-23,095.00
19	4/7/2016	2825	Mt. Wheeler Power	$	-22,826.48
19	4/7/2016	145080	US Bank Corp	$	-19,566.45
19	4/7/2016	145073	Ledcor	$	-18,750.00
19	4/7/2016	145076	RPA Advisors	$	-14,778.75
19	4/7/2016	145078	Stephen Stine	$	-11,200.00
19	4/7/2016	145072	James Moore	$	-10,002.27
19	4/7/2016	145079	Suburban Propane	$	-8,000.00
19	4/7/2016	145074	Luskin, Stern, Eisler	$	-5,937.00
19	4/7/2016	145075	Lynn Greenman	$	-5,055.00
19	4/7/2016	145068	Andrea Gill	$	-4,573.46
19	4/7/2016	145081	United Rentals	$	-2,682.90
19	4/7/2016	2826	NORCO	$	-1,903.68
19	4/7/2016	145069	Davis Graham & Stubbs	$	-1,683.00
19	4/7/2016	145070	Enviro Care Inc	$	-777.60
19	4/7/2016	2823	Fairfield and Woods, P.C.	$	-697.50
19	4/7/2016	145077	Scott McOmber	$	-316.21
19	4/7/2016	2824	Kinross Gold USA	$	-262.11
19	4/7/2016	145071	FLSmidth	$	-113.33
19	4/7/2016	2822	Eureka Town Water and Sewer	$	-66.42
19	4/11/2016	1600040	Nevada Division of Env. Protection	$	-13,510.50
19	4/11/2016	1600041	Thomas Petroleum	$	-7,957.95
19	4/12/2016	1600039	SRK Consulting Engineers and S	$	-11,400.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	4/15/2016	145098	Cyanco	$	-23,973.87
19	4/15/2016	145094	Ledcor	$	-18,750.00
19	4/15/2016	145092	John Ross MacLean	$	-13,577.46
19	4/15/2016	145087	American Assay	$	-10,000.00
19	4/15/2016	145090	James Moore	$	-9,849.29
19	4/15/2016	145091	Jeffery Snyder	$	-5,457.92
19	4/15/2016	145095	Lynn Greenman	$	-5,060.55
19	4/15/2016	145088	Andrea Gill	$	-4,583.28
19	4/15/2016	145096	Pennstrom Consulting	$	-4,200.00
19	4/15/2016	145097	Suburban Propane	$	-4,000.00
19	4/15/2016	145089	Enterprise Rent-A-Car-(NV)	$	-3,185.94
19	4/15/2016	2829	Ely Disposal	$	-1,400.00
19	4/15/2016	2830	Nevada Department of Taxation	$	-552.17
19	4/15/2016	145093	Laura Podratz	$	-155.55
19	4/15/2016	2827	Airgas, Inc	$	-61.94
19	4/15/2016	2828	American Medflight, Inc.	$	-45.00
19	4/22/2016	145107	Ledcor	$	-18,750.00
19	4/22/2016	145111	Stine Consulting	$	-12,400.00
19	4/22/2016	145104	Andrew Kaczmarek, LLC	$	-10,008.54
19	4/22/2016	145105	Arcadis	$	-8,637.03
19	4/22/2016	2835	Geo-Logic Associates	$	-8,500.00
19	4/22/2016	145112	Suburban Propane	$	-8,000.00
19	4/22/2016	145109	Lynn Greenman	$	-5,000.00
19	4/22/2016	145103	Andrea Gill	$	-4,589.50
19	4/22/2016	145106	Jeffery Snyder	$	-3,938.24
19	4/22/2016	145114	United Rentals	$	-3,034.45
19	4/22/2016	145113	Titan Constructors	$	-2,982.20
19	4/22/2016	2841	Western Oilfields Supply Co.	$	-2,258.27
19	4/22/2016	2836	Marsh Insurance	$	-1,835.00
19	4/22/2016	2838	Nevada Rural Housing Authority	$	-1,795.00
19	4/22/2016	2832	Ely Disposal	$	-1,400.00
19	4/22/2016	145110	Safety First Training and Consulting	$	-1,380.00
19	4/22/2016	145108	Luskin, Stern, Eisler	$	-1,093.61
19	4/22/2016	2834	Eureka County TV District	$	-750.00
19	4/22/2016	2840	Ruby Mountain	$	-446.00
19	4/22/2016	2839	Quick Space	$	-382.43
19	4/22/2016	2833	Enterprise Damage Recovery Unit	$	-219.00
19	4/22/2016	2837	NORCO	$	-161.59
19	4/22/2016	2831	Airgas, Inc	$	-60.14
19	4/26/2016	0	NDEP	$	-5,000.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 4/1/2016 to 4/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	4/26/2016	1600045	AT&T	$	-1,559.69
19	4/27/2016	1600047	AT&T	$	-1,739.94
19	4/27/2016	1600046	AT&T	$	-123.49
19	4/28/2016	1600048	AT&T	$	-70.00
19	4/29/2016	145131	RPA Advisors	$	-25,991.10
19	4/29/2016	145128	Ledcor	$	-18,750.00
19	4/29/2016	2842	American Medflight, Inc.	$	-16,662.50
19	4/29/2016	145135	US Bank Corp	$	-13,924.75
19	4/29/2016	2847	U.S Trustee	$	-10,400.00
19	4/29/2016	145124	American Assay	$	-10,000.00
19	4/29/2016	145127	James Moore	$	-9,984.45
19	4/29/2016	145132	Stephen Stine	$	-9,600.00
19	4/29/2016	145137	Univar USA Inc.	$	-6,670.33
19	4/29/2016	145130	Lynn Greenman	$	-6,632.54
19	4/29/2016	145134	Titan Constructors	$	-6,023.44
19	4/29/2016	145125	Andrea Gill	$	-4,500.00
19	4/29/2016	145133	Suburban Propane	$	-4,000.00
19	4/29/2016	2843	Impact Equipment Company	$	-3,731.59
19	4/29/2016	145136	United Rentals	$	-2,682.90
19	4/29/2016	145129	Luskin, Stern, Eisler	$	-2,533.00
19	4/29/2016	2846	Sanitary Septic Service	$	-1,505.00
19	4/29/2016	145126	Champion Technology	$	-1,462.00
19	4/29/2016	145123	Alternative Maintenance Solutions LLC	$	-1,370.05
19	4/29/2016	2845	Ruby Mountain	$	-715.00
19	4/29/2016	2848	U.S Trustee	$	-325.00
19	4/29/2016	2844	Mt. Wheeler Power	$	-154.89
20	4/1/2016	1086	CT Corp	$	-416.90
20	4/15/2016	145083	Davis Graham & Stubbs	$	-2,268.00
20	4/29/2016	1087	US Trustee	$	-4,875.00
20	4/29/2016	1088	US Trustee	$	-325.00
			Total Cash Disbursements	$	**-2,001,808.53** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 4/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 4/30/2016

		CONSOLIDATED April 30, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		24,994,482	811,577
Accounts Receivable		111,532	201,443
Inventory		1,230,647	20,105,452
Prepaid		3,379,235	3,871,105
Other Current Assets		102,147	102,495
Total Current Assets		**29,818,043**	**25,092,072**
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		131,463,699	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		13,413,553	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		**146,220,518**	**154,595,113**
Total Assets		**176,038,561**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,703,638)	(21,646,032)
Accounts Payable - Post-Petition		(1,841,022)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(785,086)	(265,260)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(76,840,753)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		(8,374,647)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(353,835)	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		**(8,728,547)**	**(8,790,960)**
Total Liabilities		**(85,569,300)**	**(82,384,847)**
Redeemable Preferred Stock		(58,480,604)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		5,406,566	25,463,917
Accumulated Deficit		129,793,113	98,804,366
Total Shareholder's Equity		**(31,988,657)**	**(42,920,053)**
Liability and Equity		**(176,038,561)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 4/1/2016 to 4/30/2016

	CONSOLIDATED April 2016 Actual		CONSOLIDATED April 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(1,471,918)		(20,896,004)
Total Revenue	**(1,471,918)**		**(20,896,004)**
Cost of Sales			
Cost of Goods Sold	1,041,199		15,735,802
Depreciation	554,273		7,237,256
Inventory Write-Down	377,164		10,369,037
Total Cost of Sales	**1,972,636**		**33,342,095**
Accretion	0		318,418
Mineral exploration expenditures	3,024		932,162
General & Administrative			
Consulting	194,698		2,610,323
Depreciation - CGA	19,990		222,834
Interest and bank charges	1,071		12,325
Legal, audit and accounting	108,094		3,148,964
Office & administrative	77,172		958,719
Salaries and benefits	85,969		1,374,315
Transfer agent and filing fees	840		39,392
Travel	126		8,508
Investor relations	5,774		56,866
Total General & Administrative	**493,734**		**8,432,245**
Total Operating Costs	**2,469,394**		**43,024,919**
Foreign exchange (gain) loss	101		1,225
Other income	29,618		1,281,690
(Gain) loss on disposal of PP&E	(90,824)		(18,612,352)
Interest and investment income	(24)		(335)
Total Other (Income) Expense	**(61,129)**		**(17,329,772)**
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	**936,347**		**8,627,555**
Income tax recovery	0		0
Net Income	**936,347**		**8,627,555**

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 4/1/2016 to 4/30/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$5,830	$38,427	$37,935	$6,323
Employee FICA taxes withheld	3,248	24,003	23,358	3,893
Employer FICA taxes	3,248	24,003	23,358	3,893
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes	448	2,576	2,591	432
Other:__________				
Local				
Personal property taxes				
Real property taxes				
Other:__________				
			Total unpaid post-petition taxes	$14,540

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2016	8/1/2016
General liability	Federal INS	1,000,000	8/1/2016	8/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/1/2016	8/1/2016
Vehicle	Federal INS	1,000,000	8/1/2016	8/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2016	8/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 4/1/2016 to 4/30/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	46,830				46,830
Total	$ 111,532	$ -	$ -	$ -	$ 111,532

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 419,630	$ 104,692	$ 195,449	$ 488,593	$ 1,208,365
Other Payables	632,657	-	-	-	632,657
Total	$ 1,052,288	$ 104,692	$ 195,449	$ 488,593	$ 1,841,022

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (203,000)	$ (181,509)	7/17/2015	$ (394,662)
Debtor Local Counsel - S&W	25,000	(8,503)	(16,014)	7/16/2015	(8,690)
Debtor Canadian Counsel - DLA Piper	-	(4,694)	(2,574)	N/A	(4,694)
Canadian Information Officer - E&Y	40,196	(6,616)	-	N/A	33,580
EY Counsel - Borden Ladner Gervais	-	(1,471)	(420)	N/A	(1,471)
Debtor Financial Advisor - FTI Consulting	97,404	(47,477)	(65,219)	7/24/2015	(110,409)
Investment Bank - Moelis	-	(125,000)	(97,131)	11/6/2015	(409,947)
Lender's Counsel - Luskin Stern	-	(7,787)	(11,364)	N/A	(7,787)
Lender's Local Counsel - Fairfield & Woods	-	(1,395)	(698)	N/A	(1,395)
Lender's Financial Advisor - RPA	50,000	(28,318)	(56,925)	N/A	21,683
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(17,427)	(78,666)	8/14/2015	(86,967)
UCC Financial Advisor - Gavin Solmonese	-	(2,262)	(1,334)	8/19/2015	(7,139)
Epiq	10,947	(22,221)	(26,804)	7/23/2015	(11,274)
Total	$ 278,225	$ (476,169)	$ (538,658)		$ (989,171)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 46,154
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	19,096

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	2016	$	5,419		325		
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	5547.99	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625	6111	10/30/2015
October	2015	$	53,734				
November	2015		49,302				
December	2015		81,594		1,625		
TOTAL 4th Quarter		$	184,629.64	$	1,625	6193	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750	6270	4/29/2016
April	2016	$	695,708		4,875		
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	700,593.49	$	325	6026	7/30/2015
July	2015	$	310,374				
August	2015		104,147				
September	2015		534,777		4,875		
TOTAL 3rd Quarter		$	949,298.55	$	4,875	6112	10/30/2015
October	2015	$	538,032				
November	2015		267,448				
December	2015		1,600,670		9,750		
TOTAL 4th Quarter		$	2,406,149.95	$	9,750	6190	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company   CASE NO: 15-16840

16

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500	1082	4/29/2016
April	2016	$	279,848		1,950		
May			0				
June	2015		273,696		1,950		
TOTAL 2nd Quarter		$	553,543.89	$	975	1059	7/30/2015
July	2015	$	482,486				
August	2015		408,927				
September	2015		494,715		6,500		
TOTAL 3rd Quarter		$	1,386,127.43	$	6,500	1070	10/30/2015
October	2015	$	361,174				
November	2015		348,295				
December	2015		296,656		6,500		
TOTAL 4th Quarter		$	1,006,125.47	$	6,500	1077	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6271	4/29/2016
April	2016	$	0		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6107	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6188	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 | CASE NO: 15-16842

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 4/30/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	2848	4/29/2016
April	2016	$ 208	325		
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 208.45	$ 325	2518	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	2653	10/30/2015
October	2015	$ 0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325	2759	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170			
February	2016		997,332			
March	2016		912,734			
TOTAL 1st Quarter		$	3,097,236.26 $	10,400	2847	4/29/2016
April	2016	$	740,659	4,875		
May			0			
June	2015		65,770	650		
TOTAL 2nd Quarter		$	806,428.95 $	650	2517	7/30/2015
July	2015	$	1,472,638			
August	2015		1,110,364			
September	2015		925,659	10,400		
TOTAL 3rd Quarter		$	3,508,660.03 $	10,400	2652	10/30/2015
October	2015	$	1,551,043			
November	2015		1,216,340			
December	2015		1,240,244	10,400		
TOTAL 4th Quarter		$	4,007,627.65 $	10,400	2758	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15

CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	1088	4/29/2016
April	2016	$	208		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	208.45	$	325	1066	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	1072	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	1082	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875	1087	4/29/2016
April	2016	$	7,885		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	7,884.90	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015		13,327				
December	2015		10,055		975		
TOTAL 4th Quarter		$	145,740.79	$	975	1083	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 | CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March	2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	2016	$	675		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	675.00	$	325	3424	7/30/2015
July	2015	$	450				
August	2015		141,632				
September	2015		0		975		
TOTAL 3rd Quarter		$	142,081.50	$	975	3428	10/30/2015
October	2015	$	975				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	975.00	$	325	3431	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670			
February	2016		0			
March	2016		150			
TOTAL 1st Quarter		$	819.74 $	325	1063	4/29/2016
April	2016	$	499	325		
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	499.00 $	325	1052	7/30/2015
July	2015	$	41,530			
August	2015		125			
September	2015		5,913	650		
TOTAL 3rd Quarter		$	47,568.29 $	650	1055	10/30/2015
October	2015	$	650			
November	2015		0			
December	2015		0	325		
TOTAL 4th Quarter		$	650.00 $	325	1059	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty CASE NO: 15-16845

9

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	698.86	$	325	2095	7/30/2015
July	2015	$	2,727				
August	2015		62				
September	2015		2,581		325		
TOTAL 3rd Quarter		$	5,370.03	$	325	2101	10/30/2015
October	2015	$	607				
November	2015		275				
December	2015		992		325		
TOTAL 4th Quarter		$	1,873.82	$	325	2106	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 **CASE NO:** 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6272	4/29/2016
April	2016	$	0		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6021	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6110	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6191	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6273	4/29/2016
April	2016	$	0		325		
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6109	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6192	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc.
8

CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 4/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00 $	325	6274	4/29/2016
April	2016	$	0	325		
May			0			
June	2015		0	325		
TOTAL 2nd Quarter		$	0.00 $	325	6024	7/30/2015
July	2015	$	0			
August	2015		0			
September	2015		0	325		
TOTAL 3rd Quarter		$	0.00 $	325	6108	10/30/2015
October	2015	$	0			
November	2015		0			
December	2015		0	325		
TOTAL 4th Quarter		$	0.00 $	325	6189	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G

NARRATIVE

For Period Ending: 4/30/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of April 1, 2016 through April 30, 2016. Significant events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On April 6, 2016, the Debtors and Sure Steel, Inc. ("Sure Steel") entered into a stipulation wherein they agreed that certain claims of Sure Steel are deemed timely filed. The stipulation resolved a motion filed by Sure Steel, and Debtor's response thereto, regarding the claims identified in the stipulation. On April 14, 2016, the Court made the stipulation an order.

On April 7, 2016, the Court entered an order granting Debtors' motion to extend the deadline to assume or reject certain nonresidential real property leases. The deadline was extended to May 2, 2016.

On April 22, 2016, counsel to the Official Committee of Unsecured Creditors (the "Committee"), Cooley LLP, filed a second interim fee application for the period of December 1, 2015 to March 31, 2016 for fees in the amount of $61,703.10 and expenses in the amount of $361.87.

On April 22, 2016, financial advisor to the Committee, Gavin / Solmonese, LLP filed a second interim fee application for the period of December 1, 2015 to March 31, 2016 for fees in the amount of $14,562.00 and expenses in the amount of $27.60.

On April 28, 2016, Debtors filed a notice designation of GRP Minerals, LLC as a stalking horse bidder of substantially all of the Debtors' assets. Attached to the notice was the stalking horse bidders' proposed Asset Purchase Agreement. The material terms of the bid were as follows:

Assets – Substantially all assets comprising the following projects of the Debtors: the Pan Project, the Gold Rock Project, the Pinyon Project, the Eland Project, and the Golden Eagle Project.

Purchase Price – A combination of cash and assumed liabilities as follows: (1) Cash in the amount of $5,250,000.00, less applicable cure amounts and transfer taxes, if any; (2) Assumption of reclamation liability estimated to be approximately $16.1 million; and (3) Assumption of certain other assumed liabilities.

Stalking Horse Protections:

Breakup Fee – 3% of $5,250,000.00

Expense Reimbursement – Reimbursement of actual, documented and reasonable out of pocket expenses up to a maximum of $150,000.

Minimum Bid Increments – The first overbid must (i) be in an amount equal to not less than the sum of (A) the current bid, plus (B) the Breakup Fee, plus (C) the Expense Reimbursement, and plus (D) the Minimum Bidding Increment of $100,000.

Throughout April the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to restructuring alternatives, sale of assets and other significant matters in these cases.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

00807893

MIDWAY GOLD CORP.
Statement of Account
Friday, April 01, 2016 - Saturday, April 30, 2016

Account Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			04/01/2016	$41,630.99
	CIPS CREDIT INTEREST		$28.77 ✓	04/01/2016	$41,659.76
	CHQ#00919-0500122417	$1,256.33 ✓		04/11/2016	$40,403.43
	CHQ#00918-0500330482	$4,496.25 ✓		04/13/2016	$35,907.18
	CHQ#00920-3140583272	$450.00 ✓		04/15/2016	$35,457.18
	CHQ#00921-2300032399	$546.70 ✓		04/19/2016	$34,910.48
	IWPN CHARGES	$5.00 ✓		04/21/2016	
	CMS-BR/PT FEES	$30.00 ✓		04/21/2016	$34,875.48
	CHQ#00922-2300321047	$2,224.09 ✓		04/27/2016	
	CHQ#00923-2300312640	$319.16 ✓		04/27/2016	$32,332.23
	CHQ#00924-0100528614	$1,100.03 ✓		04/29/2016	
	CHQ#00925-2300423983	$1,067.93 ✓		04/29/2016	
	SERVICE CHARGE	$10.00 ✓		04/29/2016	$30,154.27
	Closing Balance			04/29/2016	$30,154.27 ✓
Totals:		**$11,505.49**	**$28.77**		
Item Count:		**11**	**1**		

Analyzed Business Checking

Account number: [redacted]3265 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co.2

00058486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3265	$19,596,325.10	$14,672.88	-$886,401.05	$18,724,596.93 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/05	7,872.25 ✓	Deposit Made In A Branch/Store
	04/29	6,800.63 ✓	Deposit Made In A Branch/Store
		$14,672.88	**Total electronic deposits/bank credits**
		$14,672.88	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/01	950.00 ✓	WT Fed#06064 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16033116152149 Trn#160401057905 Rfb# 000000608
	04/01	845.91 ✓	WT Fed#06073 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16033116162078 Trn#160401057961 Rfb# 000000609
	04/01	36,139.12 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/04	621.30 ✓	Leasedirectrpd Inv.Paymnt 040116 408270 Inv# 00049558536 Due 04/15/1
	04/08	13,465.10 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/11	1,004.77 ✓	Client Analysis Srvc Chrg 160408 Svc Chge 0316 000006198288265
	04/11	165,000.00 ✓	Online Transfer Ref #Bbe2V5R4Rh to 8891621479 on 04/11/2016 1147 Am
	04/15	26,804.11 ✓	WT Fed#05363 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16041415071758 Trn#160415049368 Rfb# 000000620
	04/15	1,762.50 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/22	16,014.38 ✓	WT Fed#05879 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16042115160403 Trn#160422126429 Rfb# 000000624

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	04/22	181,509.48 ✓	WT Fed#05881 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16042115055045 Trn#160422126432 Rfb# 000000623
	04/22	1,333.64 ✓	WT Fed#05841 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16042115221890 Trn#160422126435 Rfb# 000000628
	04/22	950.00 ✓	WT Fed#05888 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16042115383774 Trn#160422126442 Rfb# 000000631
	04/22	65,218.84 ✓	WT Fed#08000 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16042115171345 Trn#160422143508 Rfb# 000000625
	04/22	97,131.38 ✓	WT Fed#07999 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16042115182638 Trn#160422126438 Rfb# 000000626
	04/22	78,666.36 ✓	WT Seq126436 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16042115201417 Trn#160422126436 Rfb# 000000627
	04/22	3,100.00 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	04/25	105,000.00 ✓	Online Transfer Ref #Bbe8Ndptz4 to 8891621479 on 04/25/2016 0957 Am
	04/29	1,442.06 ✓	WT Fed#00765 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16042815013822 Trn#160429091178 Rfb# 000000634
	04/29	4,060.06 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$801,019.01	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
6244	175.00 ✓	04/12	6251	52,500.00 ✓	04/20	6260 *	44.00 ✓	04/21
6245	197.00 ✓	04/11	6252	10,000.00 ✓	04/14	6261	24.00 ✓	04/21
6246	18.25 ✓	04/12	6253	105.84 ✓	04/12	6262	444.53 ✓	04/21
6247	138.18 ✓	04/08	6254	36.55 ✓	04/13	6263	816.50 ✓	04/19
6248	119.61 ✓	04/11	6255	5,500.00 ✓	04/12	6264	1,054.00 ✓	04/18
6249	1,275.00 ✓	04/07	6257 *	5,000.00 ✓	04/19	6265	26.31 ✓	04/26
6250	657.27 ✓	04/11	6258	7,250.00 ✓	04/20			

$85,382.04 **Total checks paid**

* *Gap in check sequence.*

$886,401.05 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
03/31	19,596,325.10	04/12	19,377,985.00	04/20	19,272,761.34
04/01	19,558,390.07	04/13	19,377,948.45	04/21	19,272,248.81
04/04	19,557,768.77	04/14	19,367,948.45	04/22	18,828,324.73
04/05	19,565,641.02	04/15	19,339,381.84	04/25	18,723,324.73
04/07	19,564,366.02	04/18	19,338,327.84	04/26	18,723,298.42
04/08	19,550,762.74	04/19	19,332,511.34	04/29	18,724,596.93
04/11	19,383,784.09				

Average daily ledger balance **$19,238,330.80**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

00824787 2.10118

Date	Description	Image	Check		
[redacted]					
04/29/2016	MONTHLY SERVICE FEE REVERSAL	No		+6.00	524,971.27
04/29/2016	MONTHLY SERVICE FEE	No		6.00	524,965.27
04/29/2016	INTEREST PAYMENT	No	290401.80100	+1.27	524,971.27
04/29/2016	WIRE TRANS SVC CHARGE - SEQUENCE: 160429209861 SRF# 160429077255 TRN#160429209861 RFB# KENNETH A. BRUNK	No	290401.76710	15.00	524,970.00
04/29/2016	WT FED#05417 US BANK, NA /ORG=MOYE WHITE LLP SRF# 160429077255 TRN#160429209861 RFB# KENNETH A. BRUNK	No	2.35100	+25,000.00	524,965.00
04/28/2016	WIRE TRANS SVC CHARGE - SEQUENCE: 160428163240 SRF# 160428040614 TRN#160428163240 RFB# 160428040614	No	290401.76710	15.00	499,965.00
04/28/2016	WT FED#04075 US BANK, NA /ORG=MOYE WHITE LLP SRF# 160428040614 TRN#160428163240 RFB# 160428040614	No	2.35100	+500,000.00	500,000.00

Analyzed Business Checking

WELLS FARGO

Co. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]3489	$880.58	$0.00	-$125.00	$755.58 ✓

Debits

Checks paid

Number	*Amount*	*Date*
1061	125.00 ✓	04/11

$125.00	**Total checks paid**
$125.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	880.58	04/11	755.58

Average daily ledger balance **$797.24**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$356,592.42	$0.00	-$77.26	$356,515.16 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/08	77.26 ✓	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**
		$77.26	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	356,592.42	04/08	356,515.16

Average daily ledger balance **$356,533.18**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ April 1, 2016 - April 30, 2016 ■ Page 1 of 2

WELLS FARGO

60.10

00376862

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,008.70	$0.00	-$350.00	$658.70 ✓

Debits

Checks paid

Number	*Amount*	*Date*
3435	350.00 ✓	04/11
	$350.00	**Total checks paid**
	$350.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	1,008.70	04/11	658.70

Average daily ledger balance **$775.36**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co. 11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
03/31	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1461 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co. 14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$308.45	$0.00	-$208.45	$100.00 ✓

Debits

Checks paid

Number	*Amount*	*Date*
1001	208.45 ✓	04/13
	$208.45	**Total checks paid**
	$208.45	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	308.45	04/13	100.00

Average daily ledger balance **$183.38**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co. 15

00544498

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$308.45	$0.00	-$208.45	$100.00

Debits

Checks paid

Number	*Amount*	*Date*
1001	208.45	04/13
	$208.45	**Total checks paid**
	$208.45	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	308.45	04/13	100.00

Average daily ledger balance **$183.38**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]479 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co. 16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]479	$34,468.57	$270,734.79	-$272,811.59	$32,391.77 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/11	165,000.00 ✓	Online Transfer Ref #Bbe2V5R4Rh From 6198288265 on 04/11/2016 1147 Am
	04/22	734.79 ✓	Deposit Made In A Branch/Store
	04/25	105,000.00 ✓	Online Transfer Ref #Bbe8Ndptz4 From 6198288265 on 04/25/2016 0957 Am
		$270,734.79	**Total electronic deposits/bank credits**
		$270,734.79	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/05	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 160405 Rmrmwg Midway Services Comp
	04/06	16,125.51 ✓	Principal Peris Plic-Peris 4-5899300000534 Wells Fargo Payroll
	04/12	103,559.35 ✓	WT Fed#04093 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16041206531252 Trn#160412044994 Rfb# 000000618
	04/19	179.08 ✓	American Heritag Benman ACH 041516 12410 Midway Gold US
	04/19	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 160419 Rmrmwg Midway Services Comp
	04/19	15,659.46 ✓	Principal Peris Plic-Peris 4-5899300000346 Wells Fargo Payroll
	04/20	22,702.37 ✓	Cigna Edge Trans Collection 601600012187 Midway Services Compan
	04/22	103.00 ✓	Rocky Mtn Res Op Client Fee 160422 Rmrmwg Midway Services Compan
	04/22	1,753.23 ✓	Principal Peris Plic-Peris 4-5899300001818 Wells Fargo Payroll
	04/26	105,108.40 ✓	WT Fed#07319 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16042606541412 Trn#160426082424 Rfb# 000000632
		$266,631.14	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1080	177.60	04/26	10116 *	424.92	04/11	10117	424.92	04/11
1081	5,153.01	04/26						
	$6,180.45	**Total checks paid**						

* *Gap in check sequence.*

$272,811.59 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
03/31	34,468.57	04/12	78,213.50	04/22	37,830.78
04/05	33,748.20	04/19	61,654.59	04/25	142,830.78
04/06	17,622.69	04/20	38,952.22	04/26	32,391.77
04/11	181,772.85				

Average daily ledger balance **$51,561.47**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1420 ■ April 1, 2016 - April 30, 2016 ■ Page 1 of 2

WELLS FARGO

6.17

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$308.45	$0.00	-$208.45	$100.00 ✓

Debits

Checks paid

Number	*Amount*	*Date*
1001	208.45 ✓	04/13
	$208.45	**Total checks paid**
	$208.45	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	308.45	04/13	100.00

Average daily ledger balance **$183.38**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]453 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

(0.18

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$308.45	$0.00	-$208.45	$100.00 ✓

Debits

Checks paid

Number	*Amount*	*Date*
1001	208.45 ✓	04/13
	$208.45	**Total checks paid**
	$208.45	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
03/31	308.45	04/13	100.00

Average daily ledger balance **$183.38**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]495 ■ April 1, 2016 - April 30, 2016 ■

WELLS FARGO

Co.19

00545490

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]1495	$4,627,286.59	$1,472,719.52	-$702,850.83	$5,397,155.28

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	04/04	155,673.60	WT Fed#03467 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0404948491013845 Trn#160404104255 Rfb#
	04/11	385,592.00	WT Fed#08771 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0411959965019103 Trn#160411103750 Rfb#
	04/18	364,018.00	WT Fed#02786 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0418901285013215 Trn#160418115152 Rfb#
	04/20	79,395.92	WT Fed#03231 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0420905973013364 Trn#160420065371 Rfb#
	04/27	488,040.00	WT Fed#07031 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0427919984017172 Trn#160427082517 Rfb#
		$1,472,719.52	**Total electronic deposits/bank credits**
		$1,472,719.52	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	04/01	1,800.00	WT Fed#06121 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16033116122537 Trn#160401058003 Rfb# 000000605
	04/01	16,155.00	WT Fed#06098 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16033116131982 Trn#160401058066 Rfb# 000000606
	04/01	12,869.43	WT Fed#06092 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16033116141686 Trn#160401058121 Rfb# 000000607

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/01	61,754.30	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	04/06	25,000.00	WT Fed#01079 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16040516010597 Trn#160405153838 Rfb# 000000610
	04/06	749.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	04/08	18,750.00	WT Fed#05695 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16040608591652 Trn#160408055415 Rfb# 000000611
	04/08	2,682.90	WT Fed#05703 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16040717575687 Trn#160408055464 Rfb# 000000616
	04/08	1,683.00	WT Fed#05908 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16040717535551 Trn#160408055530 Rfb# 000000612
	04/08	19,566.45	WT Fed#05730 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16040717565563 Trn#160408055808 Rfb# 000000615
	04/08	14,778.75	WT Fed#05965 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16040717560372 Trn#160408056065 Rfb# 000000614
	04/08	5,937.00	WT Fed#05771 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16040717550572 Trn#160408056125 Rfb# 000000613
	04/08	104,392.28	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	04/11	13,510.50	NV Dep 7754866458 344599477611 Lynn Greenman
	04/11	7,957.95	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	04/12	11,400.00	WT Seq#44993 Srk Consulting (U.S.), /Bnf=Srk Consulting Srf# IN16041207313441 Trn#160412044993 Rfb# 000000619
	04/15	18,750.00	WT Fed#05338 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16041111465408 Trn#160415049064 Rfb# 000000617
	04/15	84,043.86	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	04/22	1,093.61	WT Fed#06308 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16042115324374 Trn#160422126445 Rfb# 000000629
	04/22	18,750.00	WT Fed#06309 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16041813151128 Trn#160422126425 Rfb# 000000622
	04/22	3,034.45	WT Fed#05887 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16042115340300 Trn#160422126444 Rfb# 000000630
	04/22	56,935.51	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	04/26	1,559.69	ATT Payment 042416 143725001Epayp Temporaryaccountname
	04/27	5,000.00	NV Dep 7754866458 333615679538 Lynn Greenman
	04/27	123.49	ATT Payment 042616 788236003Epayr Mdw Pan LLP
	04/27	1,739.94	ATT Payment 042616 788230003Epayr Mdw Pan LLP
	04/28	70.00	ATT Payment 042716 375472002Epays Mdw Pan LLP
	04/29	2,533.00	WT Fed#00766 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16042815082258 Trn#160429091177 Rfb# 000000635
	04/29	2,682.90	WT Fed#00324 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16042815112874 Trn#160429091187 Rfb# 000000638
	04/29	13,924.75	WT Fed#00558 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16042815103124 Trn#160429091180 Rfb# 000000637
	04/29	18,750.00	WT Fed#00552 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16042607504285 Trn#160429091175 Rfb# 000000633

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	04/29	25,991.10	WT Fed#00326 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16042815092598 Trn#160429091184 Rfb# 000000636
	04/29	60,242.81	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
		$634,211.67	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
2767	161.27	04/07	2820	8,000.00	04/12	2832 *	1,400.00	04/28
2788 *	261.31	04/07	2821	2,258.27	04/14	2833	219.00	04/27
2799 *	522.47	04/12	2822	66.42	04/13	2834	750.00	04/29
2807 *	1,080.00	04/08	2823	697.50	04/11	2836 *	1,835.00	04/27
2809 *	750.00	04/08	2825 *	22,826.48	04/12	2837	161.59	04/27
2813 *	1,795.00	04/01	2826	1,903.68	04/12	2838	1,795.00	04/28
2817 *	416.90	04/13	2828 *	45.00	04/22	2839	382.43	04/28
2818	14,225.00	04/08	2829	1,400.00	04/21	2840	446.00	04/28
2819	2,430.40	04/18	2830	552.17	04/21	2841	2,258.27	04/28
	$68,639.16		**Total checks paid**					

* *Gap in check sequence.*

$702,850.83 Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
03/31	4,627,286.59	04/12	4,797,342.92	04/21	5,130,838.82
04/01	4,532,912.86	04/13	4,796,859.60	04/22	5,050,980.25
04/04	4,688,586.46	04/14	4,794,601.33	04/26	5,049,420.56
04/06	4,662,837.46	04/15	4,691,807.47	04/27	5,528,381.54
04/07	4,662,414.88	04/18	5,053,395.07	04/28	5,522,029.84
04/08	4,478,569.50	04/20	5,132,790.99	04/29	5,397,155.28
04/11	4,841,995.55				

Average daily ledger balance $4,883,719.25

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

MIDWAY GOLD
[redacted]
6310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

Account Statement

Statement Period 04/01/2016 Through 04/30/2016

Account [redacted]698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield

No Assets Held

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	**0.00**	**0.00**		**0.00**	**360,683.23**
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	44,188.99
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	404,872.22 -
CLOSING BALANCE	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

Analyzed Business Checking

Account number: [redacted]1487 ■ April 1, 2016 - April 30, 2016 ■ Page 1 of 2

WELLS FARGO

Co. 20

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$11,119.49	$0.00	-$2,684.90	$8,434.59 ✓

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/15	2,268.00 ✓	WT Fed#05248 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16041415203532 Trn#160415049616 Rfb# 000000621
		$2,268.00	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
1086	416.90 ✓	04/13

$416.90	**Total checks paid**
$2,684.90	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
03/31	11,119.49	04/13	10,702.59	04/15	8,434.59

Average daily ledger balance **$9,659.75**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no

items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	4/30/2016	

JN
5-5-16

Balance per Bank Statement	30,154.27
Add Pending Deposits	.00
Less Outstanding Checks	.00
	30,154.27
Balance per General Ledger	30,154.27
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary JN

Account Number 00058486 2.10112 5-4-16

Account Description Wells Fargo (USD)

Period Ending 4/30/2016

Balance per Bank Statement	18,724,596.93
Add Pending Deposits	.00
Less Outstanding Checks	79,277.44-
	18,645,319.49
Balance per General Ledger	18,645,319.49
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Martin M Hale, Jr.	4/8/2016	00006256	4,750.00-
Trey Anderson	4/8/2016	00006259	3,500.00-
Barbarich Property Management	4/29/2016	00006266	175.00-
Marsh USA Inc	4/29/2016	00006267	57,495.00-
Mt Wheeler Power	4/29/2016	00006268	60.75-
NV Energy	4/29/2016	00006269	146.40-
U.S. Trustee	4/29/2016	00006270	9,750.00-
U.S. Trustee	4/29/2016	00006271	325.00-
U.S. Trustee	4/29/2016	00006272	325.00-
U.S. Trustee	4/29/2016	00006273	325.00-
U.S. Trustee	4/29/2016	00006274	325.00-
U.S. Trustee	4/29/2016	00006275	975.00-
US Bank Equipment Finance	4/29/2016	00006276	225.78-
All Copy Products Inc-PA	4/29/2016	00145115	899.51-
			79,277.44-

Midway Gold Corp / MG US-Balance Sheet

JN
5-5-16

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	4/30/2016	

Balance per Bank Statement	524,971.27
Add Pending Deposits	.00
Less Outstanding Checks	.00
	524,971.27
Balance per General Ledger	524,971.27
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	4/30/2016	5-4-16

Balance per Bank Statement	755.58
Add Pending Deposits	.00
Less Outstanding Checks	374.00-
	381.58
Balance per General Ledger	381.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112	JN
Account Description	Wells Fargo (USD)		5-4-16
Period Ending	4/30/2016		

Balance per Bank Statement	356,515.16
Add Pending Deposits	.00
Less Outstanding Checks	621.60-
	355,893.56
Balance per General Ledger	355,893.56
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112	JN
Account Description	Wells Fargo (USD)		5-4-16
Period Ending	4/30/2016		

Balance per Bank Statement	658.70
Add Pending Deposits	.00
Less Outstanding Checks	325.00-
	333.70
Balance per General Ledger	333.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2016	

JN
5-4-16

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112	JN
Account Description	Wells Fargo (USD)		5-4-16
Period Ending	4/30/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112	JN
Account Description	Wells Fargo (USD)		5-4-16
Period Ending	4/30/2016		

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	4/30/2016	5-4-16

Balance per Bank Statement	32,391.77
Add Pending Deposits	.00
Less Outstanding Checks	7,036.13-
	25,355.64
Balance per General Ledger	25,355.64
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	4/30/2016		5-4-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	4/30/2016	5-4-16

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	4/30/2016	

Balance per Bank Statement	5,397,155.28
Add Pending Deposits	.00
Less Outstanding Checks	42,836.51-
	5,354,318.77
Balance per General Ledger	5,354,318.77
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Enviro Care Inc	1/22/2016	00002741	400.00-
Airgas, Inc	3/25/2016	00002806	58.34-
Kinross Gold USA, Inc.	4/8/2016	00002824	262.11-
Airgas, Inc	4/15/2016	00002827	61.94-
Airgas, Inc	4/22/2016	00002831	60.14-
Geo-Logic Associates	4/22/2016	00002835	8,500.00-
American Medflight, Inc.	4/29/2016	00002842	16,662.50-
Impact Equipment Company	4/29/2016	00002843	3,731.59-
Mt Wheeler Power	4/29/2016	00002844	154.89-
Ruby Mountain Natural Spring W	4/29/2016	00002845	715.00-
Sanitary Septic Service	4/29/2016	00002846	1,505.00-
U.S. Trustee	4/29/2016	00002847	10,400.00-
U.S. Trustee	4/29/2016	00002848	325.00-
			42,836.51-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121
Account Description	BNY Mellon - Compensation	
Period Ending	4/30/2016	

JN
5-10-16

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	4/30/2016	5-4-16

Balance per Bank Statement	8,434.59
Add Pending Deposits	.00
Less Outstanding Checks	5,200.00-
	3,234.59
Balance per General Ledger	3,234.59
Variance	.00